Exhibit 10.24

                        AMENDMENT NO. 1 TO LOAN AGREEMENT


      This Amendment No. 1 (the "Amendment") dated as of June 25, 2003, is between Bank of America, N.A. (the "Bank") and California Water Service Company (the "Borrower").

RECITALS

      A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of February 28, 2003 (together with any previous amendments, the "Agreement").

      B. The Bank and the Borrower desire to amend the Agreement.

                                    AGREEMENT

      1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meaning given to them in the Agreement.

      2. Amendments. The Agreement is hereby amended as follows:

            2.1 Subparagraph 1.1(a) of the Agreement is amended to read in its entirety as follows:

                  (a) During the availability period described below, the Bank will provide a line of credit to the Borrower. The amount of the line of credit (the "Facility No. 1 Commitment") is the amount indicated for each period set forth below:

                              Period                           Commitment Amount
                              ------                           -----------------

                              From the date of this Agreement
                              through January 3, 2004            $55,000,000

                              On January 4, 2004 and
                              thereafter                         $45,000,000"

            2.2 Paragraph 7.3 of the Agreement is amended to read in its entirety as follows:

                  7.3 Out of Debt Periods and Reduction of Debt Periods.

                  (a) Out of Debt Periods. Commencing as of the date of this Agreement, not to permit the passage of any period of twenty-four (24) consecutive months during which the Borrower fails to repay in full the advances outstanding under Facility No. 1 for a period of at least thirty
                        (30) consecutive days.


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                  (b)   Reduction of Debt Periods.  Commencing as of the date of
                        this Agreement, not to permit the passage of any period of twelve (12) consecutive months during which the
                        Borrower   fails  to  reduce  the  amount  of   advances
                        outstanding under Facility No. 1 to not more than Ten Million Dollars ($10,000,000) for a period of at least thirty (30) consecutive days."


         3. Representations and Warranties. When the Borrower signs this Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment does not conflict with any law, agreement, or obligation by which the Borrower is bound, and (d) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers.

         4. Effect of Amendment. Except as provided in this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect.

         5.. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

         6. FINAL AGREEMENT. This written Amendment represents the final agreement between and among the parties hereto and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements between or among the parties. There are no unwritten oral agreements between or among the parties.

         This Amendment is executed as of the date stated at the beginning of this Amendment.


  California Water Service Company        Bank of America, N.A.
  --------------------------------        ---------------------

By:                                       By: /s/ John C. Plecque
---------------------------------------   --------------------------------------
    Richard D. Nye, Vice President/CFO       John C. Plecque, Senior Vice
                                             President


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